Components of Other Income (Expense), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Foreign exchange loss, net	$ (8,294)	$ (8,678)	$ (3,690)
Interest income from finance lease receivable	16	303	656
Gain on disposal of idle property, plant and equipment	8	106	447
Loss from discontinued operations	(634)	(630)	(20,172)
Others	407	880	208
Other expenses, net	$ (8,497)	$ (8,019)	$ (22,551)